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                                                                   EXHIBIT 23(b)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




        As independent public accountants, we hereby consent to the inclusion in this registration statement on Form S-4 of our compilation report dated July 28, 1994, and our audit reports dated December 14, 1993, December 16, 1992 and December 5, 1991 and to all references to our firm included in this registration statement.




                           Benson & McLaughlin, P.S.
                           -------------------------
                           Benson & McLaughlin, P.S.


Seattle, Washington
August 22, 1994